Exhibit 10.114

     Amendment dated as of May 15th, 2003 (this "Amendment") to the Amended and Restated Employment Agreement made as of the 17th day of April 2002 (the "Agreement") between I.C. Isaacs & Company, L.P., a Delaware limited partnership (the "Company") and Daniel J. Gladstone (the "Executive").

     WHEREAS, the Executive is employed pursuant to the Agreement as the Company's President - Girbaud Division; and

     WHEREAS, the Company desires to modify the terms of the Executive's employment and his responsibilities under the Agreement in the manner hereinbelow provided; and

     WHEREAS, the Executive is willing to accept such modifications,

     NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions hereinafter set forth, the parties agree as follows:

     1. Amendment of Section 1. The provisions of Section 1 of the Agreement are hereby deemed to have been amended to read, as follows:

          "1. Employment. The Company hereby employs the executive as President. The Executive will report to the Chairman of the Board of Directors of the Company's parent, I.C. Isaacs & Company, Inc. ("Isaacs")."

     2. Amendment of Section 2. The provisions of Section 2 of the Agreement are hereby deemed to have been amended to read, as follows:

          "2. Term. This Agreement shall begin on February 17, 2002 ("the Effective Date") and shall continue until December 31, 2005 (the "Initial Term"). This Agreement shall be automatically extended for additional periods of one calendar year (each, a "Renewal Term") commencing with calendar year 2006 unless, on or before September 30 of the last calendar year of the Initial Term or the then current Renewal Term, as the case may be, either party gives notice to the other of its or his intention not to extend the Agreement beyond the end of the Initial Term or the then current Renewal Term. The Initial Term and all Renewal Terms taken together are hereinafter collectively referred to as the "Term."

     3. Amendment of Section 4. Any incentive compensation payable to the Executive during any year of the Term that ended on or before December 31, 2002 shall be calculated and paid in accordance with the provisions of Section 4 of the Agreement as in effect prior to the date of this Amendment ("Old Section 4"). Old Section 4 is hereby deemed to have been deleted and replaced by the following which shall be effective for all calendar years of the Term that commenced, or that shall commence, on or after January 1, 2003:

          "4. Incentive Compensation. In addition to his base salary, the Executive shall be entitled to receive incentive compensation calculated and paid, as follows:

          (a) Calendar Year 2003. In the event that Isaacs achieves not less than $300,000 of net income for calendar year 2003 (determined by reference to the consolidated statement of operations contained in Isaacs' annual audited consolidated financial statements (the "Isaacs Financial Statements") for such year, the Executive shall be eligible to receive the following bonuses with respect to calendar year 2003 (the "Initial Period"):


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     (i) In the event that the earnings before interest and taxes achieved by
Isaacs during calendar year 2003 shall be:

          (1) not less than 95% of, and not more than 110% of, the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $87,500;

          (2) not less than 111% of, and not more than 130% of, the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $113,750; or

          (3) more than 130% of the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $148,750;

     (ii) in the event that the cash provided by operating activities reflected on the consolidated statement of cash flows contained in Isaacs' annual audited financial statements for calendar year 2003 shall be:

          (1) not less than 95% of, and not more than 110% of, the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $70,000;

          (2) not less than 111% of, and not more than 130% of, the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $91,000; or

          (3) more than 130% of the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $119,000; and

     (iii) in the event that the number of turns of the Company's inventory for calendar year 2003 shall be:

          (1) not less than 95% of, and not more than 110% of, the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $17,500;

          (2) not less than 111% of, and not more than 130% of, the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $22,750; or

          (3) more than 130% of the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $29,750.


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     (b) Balance of Initial Term and all Renewal Terms. The Executive shall be eligible to receive the following bonuses with respect to calendar years 2004, 2005 and each Renewal Term:

     (i) In the event that the earnings before interest and taxes achieved by Isaacs during any of such years shall be:

          (1) not less than 95% of, and not more than 110% of, the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $113,750;

          (2) not less than 111% of, and not more than 130% of, the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $140,000; or

          (3) more than 130% of the "EBIT Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $175,000;

     (ii) in the event that the increase in cash and cash equivalents reflected on the consolidated statement of cash flows contained in Isaacs' annual audited financial statements for any of such years shall be:

          (1) not less than 95% of, and not more than 110% of, the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $91,000;

          (2) not less than 111% of, and not more than 130% of, the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $112,000 or

          (3) more than 130% of the "Cash Flow Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $140,000; and

     (iii) in the event that the number of turns of the Company's inventory during any of such years shall be:

          (1) not less than 95% of, and not more than 110% of, the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $22,750;

          (2) not less than 111% of, and not more than 130% of, the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $28,000; or

          (3) more than 130% of the "Inventory Turns Target" specified by the Company for such year, the Company shall pay the Executive a bonus of $35,000.

     (c) Definitions. For purposes of this Agreement, the term:


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          (i) "EBIT Target" shall mean the amount that the Company shall designate as the earnings before interest and taxes that Isaacs must achieve in order for the Executive to earn the bonus described in Sections 4 (a) (i) and 4 (b) (i) of this Agreement;

          (ii) "Cash Flow Target" shall mean the amount that the Company shall designate as the cash provided by operating activities that Isaacs must achieve in order for the Executive to earn the bonus described in Sections 4 (a) (ii) and 4 (b) (ii) of this Agreement; and

          (iii) "Inventory Turns Target" shall mean the number of turns of the Company's inventory that the Company must achieve, as designated by the Company, in order for the Executive to earn the bonus described in Sections 4 (a) (iii) and 4 (b) (iii) of this Agreement.

     (d) The EBIT Target, Cash Flow Target and Inventory Turns Target shall be specified in writing by the Company not more than 60 days after the date of this Amendment with respect to calendar year 2003, and not more than 60 days after the first day of each other year during the Initial Term and each Renewal Term with respect to such year.

     (e) Determination of the achievement of:

          (i) the EBIT Target shall be made by adding the sum of the interest expense net of interest income, and income tax expense (but not income tax benefit) reflected on the consolidated statement of operations contained in Isaacs Financial Statements for the year in question from the line item entitled Net income" on such consolidated statement of operations;

          (ii) the Cash Flow Target shall be made by reference to the line item entitled "cash provided by operating activities" reflected on the consolidated statement of cash flows contained in the Isaacs Financial Statements for the year in question; and

          (iii) the Inventory Turns Target shall be made by reference to the quotient obtained by dividing:

     (1) the cost of goods sold reflected on the consolidated statement of operations contained in the Isaacs Financial Statements for the year in question by

     (2) the quotient derived by dividing the sum of the beginning and ending inventories for the year in question, as determined by reference to the notes to the Isaacs Financial Statements for such year, by the number 2.

     (f) Each of the bonuses described in Sections 4(a), (b) and (c) which shall be earned during any calendar year or part thereof during the Term shall be paid not more than 10 days after the date upon which Isaacs' Annual Report on Form 10-K for the year in question shall be filed with the SEC.

     (g) Anything elsewhere contained in this Agreement to the contrary notwithstanding, in the event that the aggregate amount of the bonuses that the Executive shall receive pursuant to (i) Sections 4(a) (i), (ii) and (iii) shall be less than $100,000 and such aggregate amount to the Executive; and (ii) Sections 4(b) (i), (ii) and (iii) shall be less than $125,000, the Company shall pay the difference between $125,000 and such aggregate amount to the Executive. Payment of such amount shall be made in accordance with the provisions of
Section 4(f) of this Agreement.


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     3. Amendment of Section 6A. The provisions of Section 6A of the Agreement are hereby deemed to have been amended to read, as follows:

     "6. Duties.

          A. During the term of this Agreement, the Executive shall serve as President of the Company. He have such powers and shall perform such duties as are incident and customary to his office, including the duties of a President described in the By-Laws of Isaacs (as amended from time to time), and shall perform such other executive and administrative duties and functions commensurate with such position as from time to time shall be assigned to him by the Chairman of the Board of Directors of Isaacs. The Executive shall perform such additional duties and functions without separate compensation, unless otherwise authorized by the Board of Directors of Isaacs."





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     4. Continuation of Effectiveness of the Agreement. The Agreement, as
amended by this Amendment, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       I.C. Isaacs & Company, L.P.

                                       By: I.C. Isaacs & Company, Inc.,
                                                General Partner


                                       By: /s/ Robert Conologue
                                          ------------------------------------
                                                Robert Conologue, COO

                                          /s/ Daniel J. Gladstone
                                          ------------------------------------
                                                Daniel J. Gladstone




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